                                                                     EXHIBIT 4.1

                                ORDINARY SHARES


NUMBER                                                      SHARES


                                                            CUSIP    M01690 10 2
                                             SEE REVERSE FOR CERTAIN DEFINITIONS


                              ACCORD NETWORKS LTD.

               INCORPORATED UNDER THE LAWS OF THE STATE OF ISRAEL

THIS CERTIFIES that


is the Registered Holder of

    FULLY PAID AND NON-ASSESSABLE ORDINARY SHARES OF NIS 0.01 PAR VALUE EACH

of ACCORD NETWORKS LTD. transferable on the books of the Company by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the Company shares represented hereby are issued and shall be held subject to all the provisions of the Memorandum of Association and Articles of Association of the Company and all amendments thereto, to all of which the holder by acceptance hereof assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     IN WITNESS WHEREOF, the Company has caused this Certificate to be issued under the facsimile seal of the Company.

Dated:

ACCORD NETWORKS LTD.
     CORPORATE
        SEAL            Chairman and Director
       ISRAEL                                                     Director

                              ACCORD NETWORKS LTD.

     The Company shall furnish without charge to each shareholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of shares of the Company or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Company's Secretary at the principal office of the Company.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM-- as tenants in common           UNIF GIFT MIN ACT--              Custodian
                                                                  ------------           --------------
     TEN ENT-- as tenants by the entireties                          (Cust)                    (Minor)
     JT TEN -- as joint tenants with right of                     under Uniform Gifts to Minor
               survivorship and not as                            Act
               tenants in common                                     ----------------------------------
                                              UNIF TRF MIN ACT --            Custodian (until age       )
                                                                  ----------                     -------
                                                                    (Cust)
                                                                                  under Uniform Transfers
                                                                  ---------------
                                                                      (Minor)
                                                                  to Minors Act
                                                                               ---------------------------
                                                                                           (Minor)

     Additional abbreviations may also be used though not in the above list.


FOR VALUE RECEIVED, ____________________ hereby sell, assign and transfer unto

           PLEASE INSERT SOCIAL SECURITY OR OTHER
               IDENTIFYING NUMBER OF ASSIGNEE

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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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                                                                          Shares
--------------------------------------------------------------------------
of the ordinary shares represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                        Attorney
------------------------------------------------------------------------
to transfer the said shares on the books of the within named Company with full power of substitution in the premises.


Dated
     ----------------
                              X
                               ------------------------------------------

                              X
                               ------------------------------------------

                         NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ANY ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By:
   ------------------------------------------------
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS, NATIONAL SECURITIES EXCHANGES
AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED
SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO
S.E.C. RULE 17Ad-15.